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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 13, 2000
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                            SONIC AUTOMOTIVE, INC
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              (Exact name of Registrant as Specified in Charter)


Delaware                                  1-13395              56-2010790
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)       Identification No.)

      5401 East Independence Boulevard
            P.O. Box 18747
     Charlotte, North Carolina                                 28218
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      (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code: (704) 532-3320
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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      On September 13, 2000, the Company issued the press release that is attached to this report on Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number                          Description
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    99.1                      Press Release dated September 13, 2000


                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SONIC AUTOMOTIVE, INC.


Date: September 14, 2000                  By: /s/ Theodore M. Wright
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                                              Theodore M. Wright
                                              Chief Financial Officer, Vice
                                              President, Treasurer and Director